Commitment and Contingencies	3 Months Ended
Jun. 30, 2011
Commitment and Contingencies
Commitments and Contingencies Disclosure [Text Block]

Note 9 – Agreements

On September 23, 2010, the Company entered into a reverse triangular merger by and among Giggles ‘N’ Hugs Sub Co., a Nevada corporation and wholly owned subsidiary of the Company, and GNH, Inc. (“GNH”), a Nevada corporation, SUB CO and GNH being the constituent entities in the merger, whereby the Company intends to issue 14,000,000 shares of its common stock in exchange for 100% of GNH’s outstanding common stock.  Pursuant to the terms of the merger, SUB CO will be merged with GNH wherein SUB CO shall cease to exist and GNH will become a wholly owned subsidiary of the Company. The Merger was anticipated to become effective on June 30, 2011. On June 30, 2011, the parties had not completed all of the conditions to the merger and decided to extend the effective date to a later date in order to complete all the terms and conditions of the merger.

We are focused exclusively on successfully consummating the Merger with GNH. If we are unable to effect the proposed transaction, we will have limited capital resources and no saleable inventory with which to operate. Additionally, our ability to fund our operating expenses and debt service requirements are in doubt, and we cannot guarantee that we will be able to satisfy such. As such, we would require a significant infusion of cash through sales of our debt or equity securities. There are no formal or informal agreements to attain such financing. We cannot assure you that any financing can be obtained or, if obtained, that it will be on reasonable terms. Without realization of additional capital, it would be unlikely for us to continue as a going concern.

The Merger with GNH, upon closing, will provide us with the ownership of a Giggles ‘N’ Hugs Restaurant located in the Westfield Century City shopping complex.